Exhibit 99.2

HUNTINGTON BANCSHARES INCORPORATED

Quarterly Financial Supplement

March 2014

Table of Contents

Quarterly Key Statistics	1

Key Statistics Footnotes	2

Consolidated Balance Sheets	3

Loans and Leases Composition	4

Deposits Composition	5

Consolidated Quarterly Average Balance Sheets	6

Consolidated Quarterly Net Interest Margin—Interest Income / Expense	7

Consolidated Quarterly Net Interest Margin—Yield	8

Selected Quarterly Income Statement Data	9

Quarterly Mortgage Banking Income	10

Quarterly Credit Reserves Analysis	11

Quarterly Net Charge-Off Analysis	12

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	13

Quarterly Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	14

Quarterly Common Stock Summary, Capital, and Other Data	15

Notes:

The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Non-Regulatory Capital Ratios

In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets,

•	Tier 1 common equity to risk-weighted assets using Basel I and Basel III definitions, and

•	Tangible common equity to risk-weighted assets using Basel I definition.

These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.

Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure. Basel III Tier 1 common capital ratio estimates are based on management’s current interpretation, expectations, and understanding of the final U.S. Basel III rules adopted by the Federal Reserve Board and released on July 2, 2013.

Huntington Bancshares Incorporated

Quarterly Key Statistics(1)

(Unaudited)

	2014	2013		Percent Changes vs.
(dollar amounts in thousands, except per share amounts)	First	Fourth	First	4Q13	1Q13
Net interest income	$437,506	$430,649	$424,170	2%	3%
Provision for credit losses	24,630	24,331	29,592	1	(17)
Noninterest income	248,485	249,892	256,616	(1)	(3)
Noninterest expense	460,121	446,010	442,791	3	4

Income before income taxes	201,240	210,200	208,403	(4)	(3)
Provision for income taxes	52,097	52,029	55,129	—	(6)

Net income	$149,143	$158,171	$153,274	(6)%	(3)%

Dividends on preferred shares	7,964	7,965	7,970	—	(0)

Net income applicable to common shares	$141,179	$150,206	$145,304	(6)%	(3)%

Net income per common share—diluted	$0.17	$0.18	$0.17	(6)%	—%
Cash dividends declared per common share	0.05	0.05	0.04	—	25
Book value per common share at end of period	6.99	6.86	6.52	2	7
Tangible book value per common share at end of period	6.31	6.26	5.90	1	7
Average common shares—basic	829,659	830,590	841,103	—	(1)
Average common shares—diluted	842,677	842,324	848,708	—	(1)
Return on average assets	1.01%	1.09%	1.12%
Return on average common shareholders’ equity	9.9	10.5	10.7
Return on average tangible common shareholders’ equity(2)	11.3	12.1	12.4
Net interest margin(3)	3.27	3.28	3.42
Efficiency ratio(4)	66.4	63.4	62.9
Noninterest Income/Total Revenue	35.9	36.3	36.9
Effective tax rate	25.9	24.8	26.5
Average loans and leases	$43,423,355	$43,138,336	$40,863,921	1	6
Average loans and leases—linked quarter annualized growth rate	2.6%	10.9%	4.6%
Average earning assets	$54,961,237	$53,011,850	$50,959,966	4	8
Average total assets	59,692,484	57,648,191	55,728,126	4	7
Average core deposits(5)	45,194,597	44,747,659	43,615,639	1	4
Average core deposits—linked quarter annualized growth rate	4.0%	8.9%	(6.3)%
Average shareholders’ equity	$6,182,891	$6,055,738	$5,834,190	2	6
Total assets at end of period	61,145,753	59,467,175	56,044,750	3	9
Total shareholders’ equity at end of period	6,176,234	6,090,153	5,856,921	—	6
Net charge-offs (NCOs)	42,986	46,447	51,687	(8)	(17)
NCOs as a % of average loans and leases	0.40%	0.43%	0.51%
Nonaccrual loans and leases (NALs)	$327,158	$322,056	$380,311	2	(14)
NAL ratio	0.74%	0.75%	0.92%
Nonperforming assets (NPAs)(6)	$365,289	$352,160	$415,495	4	(12)
NPA ratio(6)	0.82%	0.82%	1.01%	—	(19)
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.42	1.50	1.81
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	1.56	1.65	1.91
ACL as a % of NALs	211	221	207
ACL as a % of NPAs	191	202	190
Tier 1 leverage ratio (7)	10.32	10.67	10.57
Tier 1 common risk-based capital ratio(7)	10.63	10.90	10.62
Tier 1 risk-based capital ratio (7)	11.99	12.28	12.16
Total risk-based capital ratio (7)	14.19	14.57	14.55
Tangible common equity / tangible assets ratio(8)	8.63	8.82	8.91

See Notes to the Quarterly Key Statistics.

Key Statistics Footnotes

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	Net income excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(4)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(6)	NPAs include other real estate owned.

(7)	March 31, 2014, figures are estimated.

(8)	Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

Huntington Bancshares Incorporated

Consolidated Balance Sheets

	2014	2013		Percent Changes vs.
(dollar amounts in thousands, except number of shares)	March 31,	December 31,	March 31,	4Q13	1Q13
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$973,264	$1,001,132	$828,688	(3)%	17%
Interest-bearing deposits in banks	71,231	57,043	71,317	25	—
Trading account securities	40,439	35,573	86,520	14	(53)
Loans held for sale	295,312	326,212	729,707	(9)	(60)
Available-for-sale and other securities	7,754,790	7,308,753	7,504,639	6	3
Held-to-maturity securities	3,734,723	3,836,667	1,693,074	(3)	121
Loans and leases(1)	44,353,908	43,120,500	41,283,524	3	7
Allowance for loan and lease losses	(631,918)	(647,870)	(746,769)	(2)	(15)

Net loans and leases	43,721,990	42,472,630	40,536,755	3	8

Bank owned life insurance	1,681,898	1,647,170	1,609,610	2	4
Premises and equipment	628,966	634,657	620,833	(1)	1
Goodwill	505,448	444,268	444,268	14	14
Other intangible assets	90,757	93,193	124,236	(3)	(27)
Accrued income and other assets	1,646,935	1,609,877	1,795,103	2	(8)

Total assets	$61,145,753	$59,467,175	$56,044,750	3%	9%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$49,348,753	$47,506,718	$46,867,141	4%	5%
Short-term borrowings	1,398,393	552,143	732,705	153	91
Federal Home Loan Bank advances	333,233	1,808,293	183,491	(82)	82
Other long-term debt	1,842,684	1,349,119	156,301	37	1,079
Subordinated notes	980,735	1,100,860	1,188,674	(11)	(17)
Accrued expenses and other liabilities	1,065,721	1,059,888	1,059,517	1	1

Total liabilities	54,969,519	53,377,021	50,187,829	3	10

Shareholder’s equity
Preferred stock—authorized 6,617,808 shares- Series A, 8.50% fixed rate, non-cumulative perpetual convertible preferred stock, par value of $0.01, and liquidation value per share of $1,000	362,507	362,507	362,507	—	—
Series B, floating rate, non-voting, non-cumulative perpetual preferred stock, par value of $0.01, and liquidation value per share of $1,000	23,785	23,785	23,785	—	—
Common stock—Par value of $0.01	8,290	8,322	8,401	—	(1)
Capital surplus	7,372,024	7,398,515	7,451,287	—	(1)
Less treasury shares, at cost	(8,793)	(9,643)	(11,141)	(9)	(21)
Accumulated other comprehensive loss	(201,747)	(214,009)	(159,955)	(6)	26
Retained earnings	(1,379,832)	(1,479,323)	(1,817,963)	(7)	(24)

Total shareholders’ equity	6,176,234	6,090,154	5,856,921	1	5

Total liabilities and shareholders’ equity	$61,145,753	$59,467,175	$56,044,750	3%	9%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000	1,500,000,000
Common shares issued	828,989,905	832,217,098	840,087,217
Common shares outstanding	827,771,805	830,963,427	838,757,987
Treasury shares outstanding	1,218,100	1,253,671	1,329,230
Preferred shares issued	1,967,071	1,967,071	1,967,071
Preferred shares outstanding	398,007	398,007	398,007

(1)	See page 4 for detail of loans and leases.
(2)	See page 5 for detail of deposits.

Huntington Bancshares Incorporated

Loans and Leases Composition

	2014		2013
(dollar amounts in millions)	March 31,		December 31,		September 30,		June 30,		March 31,
Ending Balances by Type:
Commercial:(1)
Commercial and industrial	$18,046	41%	$17,594	41%	$17,335	41%	$17,113	41%	$17,267	42%
Commercial real estate:
Construction	692	2	557	1	544	1	607	1	574	1
Commercial	4,339	10	4,293	10	4,328	10	4,286	10	4,485	11

Commercial real estate	5,031	12	4,850	11	4,872	11	4,893	11	5,059	12

Total commercial	23,077	53	22,444	52	22,207	52	22,006	52	22,326	54

Consumer:
Automobile	6,999	16	6,639	15	6,317	15	5,810	14	5,036	12
Home equity	8,373	19	8,336	19	8,347	20	8,369	20	8,474	21
Residential mortgage	5,542	12	5,321	12	5,307	12	5,168	12	5,051	12
Other consumer	363	—	380	2	378	1	387	2	397	1

Total consumer	21,277	47	20,676	48	20,349	48	19,734	48	18,958	46

Total loans and leases	$44,354	100%	$43,120	100%	$42,556	100%	$41,740	100%	$41,284	100%

Ending Balances by Business Segment:(2)
Retail and Business Banking	$13,027	29%	$12,710	30%	$12,639	30%	$12,605	30%	$12,711	31%
Commercial Banking	10,962	25	10,735	25	10,988	26	10,755	26	10,791	26
AFCRE	14,125	32	13,568	31	12,841	30	12,433	30	11,848	29
RBPCG	2,875	7	2,850	7	2,833	7	2,830	7	2,830	7
Home Lending	3,229	7	3,206	7	3,214	8	3,127	7	3,028	7
Treasury / Other	136	—	51	—	41	—	(10)	—	76	—

Total loans and leases	$44,354	100%	$43,120	100%	$42,556	100%	$41,740	100%	$41,284	100%

			2013
	First		Fourth		Third		Second		First
Average Balances by Business Segment:(2)
Retail and Business Banking	$12,807	29%	$12,675	29%	$12,589	30%	$12,643	31%	$12,646	31%
Commercial Banking	10,861	25	11,122	26	10,780	26	10,690	26	10,625	26
AFCRE	13,679	32	13,216	31	12,558	30	11,999	29	11,769	29
RBPCG	2,840	7	2,835	7	2,825	7	2,826	7	2,840	7
Home Lending	3,198	7	3,223	7	3,184	8	3,099	8	2,953	7
Treasury / Other	38	—	68	—	58	—	22	—	31	—

Total loans and leases	$43,423	100%	$43,139	100%	$41,994	100%	$41,279	100%	$40,864	100%

(1)	As defined by regulatory guidance, there were no commercial loans outstanding that would be considered a concentration of lending to a particular industry or group of industries.
(2)	During the first quarter of 2014, we reorganized our business segments.

Huntington Bancshares Incorporated

Deposits Composition

	2014		2013
(dollar amounts in millions)	March 31,		December 31,		September 30,		June 30,		March 31,
Ending Balances by Type:
Demand deposits—noninterest-bearing	$14,314	29%	$13,650	29%	$13,421	29%	$13,491	29%	$12,757	27
Demand deposits—interest-bearing	5,970	12	5,880	12	5,856	13	5,977	13	6,135	13
Money market deposits	17,693	36	17,213	36	16,212	34	15,131	33	15,165	32
Savings and other domestic deposits	5,115	10	4,871	10	4,946	11	5,054	11	5,174	11
Core certificates of deposit	3,557	7	3,723	8	4,108	9	4,353	9	5,170	11

Total core deposits	46,649	94	45,337	95	44,543	96	44,006	95	44,401	94
Other domestic deposits of $250,000 or more	289	1	274	1	268	1	283	1	355	1
Brokered deposits and negotiable CDs	2,074	4	1,580	3	1,366	3	1,695	4	1,807	4
Deposits in foreign offices	337	1	316	1	387	—	347	—	304	1

Total deposits	$49,349	100%	$47,507	100%	$46,564	100%	$46,331	100%	$46,867	100

Total core deposits:
Commercial	$20,507	44%	$19,982	44%	$19,526	44%	$18,922	43%	$18,502	42
Consumer	26,142	56	25,355	56	25,017	56	25,084	57	25,899	58

Total core deposits	$46,649	100%	$45,337	100%	$44,543	100%	$44,006	100%	$44,401	100

Ending Balances by Business Segment:(2)
Retail and Business Banking	$29,370	62%	$28,294	60%	$28,163	61%	$28,209	61%	$28,718	61
Commercial Banking	10,217	22	10,188	21	9,969	21	9,079	20	9,210	20
AFCRE	1,203	3	1,171	2	1,125	2	1,068	2	1,019	2
RBPCG	6,267	9	6,094	13	5,876	13	6,195	13	5,983	13
Home Lending	281	1	330	1	278	1	388	1	400	1
Treasury / Other	2,011	4	1,430	3	1,153	2	1,392	3	1,537	3

Total deposits	$49,349	100%	$47,507	100%	$46,564	100%	$46,331	100%	$46,867	100

	2014		2013						2013
	First		Fourth		Third		Second		First
Average Balances by Business Segment:(2)
Retail and Business Banking	$28,633	60%	$28,424	61%	$28,156	61%	$28,339	61%	$28,324	62
Commercial Banking	10,060	21	9,861	21	9,604	21	9,017	20	9,221	20
AFCRE	1,142	2	1,114	2	1,064	2	1,002	2	975	2
RBPCG	5,906	12	5,937	13	5,535	12	5,954	13	5,638	12
Home Lending	257	1	293	1	335	1	412	1	385	1
Treasury / Other	1,591	3	1,145	2	1,276	3	1,463	3	1,470	3

Total deposits	$47,589	100%	$46,774	100%	$45,970	100%	$46,187	100%	$46,013	100

(1)	Comprised primarily of national market deposits.
(2)	During the first quarter of 2014, we reorganized our business segments.

Huntington Bancshares Incorporated

Consolidated Quarterly Average Balance Sheets

(Unaudited)

	Average Balances
	2014	2013				Percent Changes vs.
(dollar amounts in millions)	First	Fourth	Third	Second	First	4Q13	1Q13
Assets
Interest-bearing deposits in banks	$83	$71	$54	$84	$72	17%	15%
Loans held for sale	279	322	379	678	709	(13)	(61)
Taxable	6,240	5,818	6,040	6,729	6,964	7	(10)
Tax-exempt	1,115	548	565	591	549	103	103

Total available-for-sale and other securities	7,355	6,366	6,605	7,320	7,513	16	(2)
Trading account securities	38	76	76	84	85	(50)	(55)
Held-to-maturity securities—taxable	3,783	3,038	2,139	1,711	1,717	25	120

Securities	11,176	9,480	8,820	9,115	9,315	18	20

Loans and leases:(1)
Commercial and industrial	17,631	17,671	17,032	17,033	16,954	—	4
Commercial real estate:
Construction	612	573	565	586	598	7	2
Commercial	4,289	4,331	4,345	4,429	4,694	(1)	(9)

Commercial real estate	4,901	4,904	4,910	5,015	5,292	—	(7)

Total commercial	22,532	22,575	21,942	22,048	22,246	—	1

Automobile	6,786	6,502	6,075	5,283	4,833	4	40
Home equity	8,340	8,346	8,341	8,263	8,395	—	(1)
Residential mortgage	5,379	5,331	5,256	5,225	4,978	1	8
Other consumer	386	385	380	460	412	—	(6)

Total consumer	20,891	20,564	20,052	19,231	18,618	2	12

Total loans and leases	43,423	43,139	41,994	41,279	40,864	1	6
Allowance for loan and lease losses	(649)	(668)	(717)	(746)	(772)	(3)	(16)

Net loans and leases	42,774	42,471	41,277	40,533	40,092	1	7

Total earning assets	54,961	53,012	51,247	51,156	50,960	4	8

Cash and due from banks	904	846	944	940	904	7	—
Intangible assets	535	542	552	563	571	(1)	(6)
All other assets	3,941	3,917	3,889	3,976	4,065	1	(3)

Total assets	$59,692	$57,649	$55,915	$55,889	$55,728	4%	7%

Liabilities and shareholders’ equity
Deposits:
Demand deposits—noninterest-bearing	$13,192	$13,337	$13,088	$12,879	$12,165	(1)%	8%
Demand deposits—interest-bearing	5,775	5,755	5,763	5,927	5,977	—	(3)

Total demand deposits	18,967	19,092	18,851	18,806	18,142	(1)	5
Money market deposits	17,648	16,827	15,739	15,069	15,045	5	17
Savings and other domestic deposits	4,967	4,912	5,007	5,115	5,083	1	(2)
Core certificates of deposit	3,613	3,916	4,176	4,778	5,346	(8)	(32)

Total core deposits	45,195	44,747	43,773	43,768	43,616	1	4
Other domestic deposits of $250,000 or more	284	275	268	324	360	3	(21)
Brokered deposits and negotiable CDs	1,782	1,398	1,553	1,779	1,697	27	5
Deposits in foreign offices	328	354	376	316	340	(7)	(4)

Total deposits	47,589	46,774	45,970	46,187	46,013	2	3
Short-term borrowings	883	629	710	701	762	40	16
Federal Home Loan Bank advances	1,499	851	549	757	686	76	119
Subordinated notes and other long-term debt	2,503	2,244	1,753	1,292	1,348	12	86

Total interest-bearing liabilities	39,282	37,161	35,894	36,058	36,644	6	7

All other liabilities	1,035	1,095	1,054	1,064	1,085	(5)	(5)
Shareholders’ equity	6,183	6,056	5,879	5,888	5,834	2	6

Total liabilities and shareholders’ equity	$59,692	$57,649	$55,915	$55,889	$55,728	4%	7%

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin—Interest Income / Expense (1)

(Unaudited)

	Interest Income / Expense
	2014	2013
(dollar amounts in thousands)	First	Fourth	Third	Second	First
Assets
Interest-bearing deposits in banks	$6	$7	$9	$57	$29
Loans held for sale	2,603	3,586	3,699	5,739	5,702
Securities:
Available-for-sale and other securities:
Taxable	38,456	34,554	35,280	38,538	40,185
Tax-exempt	8,439	8,696	5,700	5,829	5,438

Total available-for-sale and other securities	46,895	43,250	40,980	44,367	45,623
Trading account securities	107	79	43	126	106
Held-to-maturity securities—taxable	23,320	18,378	12,220	9,778	9,838

Total securities	70,322	61,708	53,243	54,272	55,567

Loans and leases:
Commercial:
Commercial and industrial	157,016	159,686	160,285	161,543	162,396
Commercial real estate:
Construction	6,108	5,916	5,650	5,829	6,045
Commercial	41,171	43,906	45,525	46,214	46,978

Commercial real estate	47,278	49,822	51,175	52,043	53,023

Total commercial	204,294	209,508	211,460	213,586	215,419

Consumer:
Automobile	59,153	60,080	58,216	52,159	51,013
Home equity	84,634	86,460	86,131	85,796	86,991
Residential mortgage	50,834	50,225	50,111	49,912	49,353
Other consumer	6,514	6,447	6,677	7,649	7,168

Total consumer	201,136	203,212	201,135	195,516	194,525

Total loans and leases	405,430	412,720	412,595	409,102	409,944

Total earning assets	$478,361	$478,020	$469,546	$469,169	$471,242

Liabilities
Deposits:
Demand deposits—noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits—interest-bearing	512	630	636	617	642

Total demand deposits	512	630	636	617	642
Money market deposits	10,940	11,296	10,211	8,886	8,438
Savings and other domestic deposits	2,459	2,925	3,134	3,416	3,818
Core certificates of deposit	8,387	10,330	11,094	13,410	15,710

Total core deposits	22,299	25,181	25,075	26,329	28,608
Other domestic deposits of $250,000 or more	289	271	300	406	465
Brokered deposits and negotiable CDs	1,246	1,385	2,145	2,746	2,823
Deposits in foreign offices	104	122	136	110	140

Total deposits	23,938	26,959	27,656	29,591	32,036
Short-term borrowings	150	129	158	179	234
Federal Home Loan Bank advances	453	306	197	272	301
Subordinated notes and other long-term debt	10,408	11,781	10,049	7,603	8,578

Total interest bearing liabilities	34,949	39,175	38,060	37,645	41,149

Net interest income	$443,391	$438,845	$431,486	$431,524	$430,093

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 9 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin—Yield

(Unaudited)

	Average Rates (2)
	2014	2013
Fully-taxable equivalent basis(1)	First	Fourth	Third	Second	First
Assets
Interest-bearing deposits in banks	0.03%	0.04%	0.07%	0.27%	0.16%
Loans held for sale	3.74	4.46	3.89	3.39	3.22
Securities:
Available-for-sale and other securities:
Taxable	2.47	2.38	2.34	2.29	2.31
Tax-exempt	3.03	6.34	4.04	3.94	3.96

Total available-for-sale and other securities	2.55	2.72	2.48	2.42	2.43
Trading account securities	1.12	0.42	0.23	0.60	0.50
Held-to-maturity securities—taxable	2.47	2.42	2.29	2.29	2.29

Total securities	2.52	2.60	2.41	2.38	2.39
Loans and leases:(2)(3)
Commercial:
Commercial and industrial	3.56	3.54	3.68	3.75	3.83
Commercial real estate:
Construction	3.99	4.04	3.91	3.93	4.05
Commercial	3.84	3.97	4.10	4.13	4.00

Commercial real estate	3.86	3.98	4.08	4.09	4.01

Total commercial	3.63	3.63	3.77	3.83	3.87

Consumer:
Automobile	3.54	3.67	3.80	3.96	4.28
Home equity	4.12	4.11	4.10	4.16	4.20
Residential mortgage	3.78	3.77	3.81	3.82	3.97
Other consumer	6.84	6.64	6.98	6.66	7.05

Total consumer	3.89	3.93	3.99	4.07	4.22

Total loans and leases	3.75	3.77	3.87	3.95	4.03

Total earning assets	3.53%	3.58%	3.64%	3.68%	3.75%

Liabilities
Deposits:
Demand deposits—noninterest-bearing	—%	—%	—%	—%	—%
Demand deposits—interest-bearing	0.04	0.04	0.04	0.04	0.04

Total demand deposits	0.01	0.01	0.01	0.01	0.01
Money market deposits	0.25	0.27	0.26	0.24	0.23
Savings and other domestic deposits	0.20	0.24	0.25	0.27	0.30
Core certificates of deposit	0.94	1.05	1.05	1.13	1.19

Total core deposits	0.28	0.32	0.32	0.34	0.37
Other domestic deposits of $250,000 or more	0.41	0.39	0.44	0.50	0.52
Brokered deposits and negotiable CDs	0.28	0.39	0.55	0.62	0.67
Deposits in foreign offices	0.13	0.14	0.14	0.14	0.17

Total deposits	0.28	0.32	0.33	0.36	0.38
Short-term borrowings	0.07	0.08	0.09	0.10	0.12
Federal Home Loan Bank advances	0.12	0.14	0.14	0.14	0.18
Subordinated notes and other long-term debt	1.66	2.10	2.29	2.35	2.54

Total interest-bearing liabilities	0.36	0.42	0.42	0.42	0.45

Net interest rate spread	3.17	3.15	3.20	3.26	3.30
Impact of noninterest-bearing funds on margin	0.10	0.13	0.14	0.12	0.12

Net interest margin	3.27%	3.28%	3.34%	3.38%	3.42%

Commercial Loan Derivative Impact (Unaudited)
	Average Rates (2)
	2014	2013
Fully-taxable equivalent basis(1)	First	Fourth	Third	Second	First
Commercial loans(2)(3)	3.37%	3.47%	3.58%	3.57%	3.58%
Impact of commercial loan derivatives	0.25	0.17	0.19	0.26	0.29

Total commercial—as reported	3.63%	3.63%	3.77%	3.83%	3.87%

Average 30 day LIBOR	0.16%	0.17%	0.19%	0.20%	0.20%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.
(2)	Loan, lease, and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.
(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated

Selected Quarterly Income Statement Data(1)

(Unaudited)

	2014	2013
(dollar amounts in thousands, except per share amounts)	First	Fourth	Third	Second	First
Interest income	$472,455	$469,824	$462,911	$462,582	$465,319
Interest expense	34,949	39,175	38,060	37,645	41,149

Net interest income	437,506	430,649	424,851	424,937	424,170
Provision for credit losses	24,630	24,331	11,400	24,722	29,592

Net interest income after provision for credit losses	412,876	406,318	413,451	400,215	394,578

Service charges on deposit accounts	64,582	69,992	72,918	68,009	60,883
Mortgage banking income	23,089	24,327	23,622	33,659	45,248
Trust services	29,565	30,711	30,470	30,666	31,160
Electronic banking	23,642	24,251	24,281	23,346	20,713
Insurance income	16,496	15,556	17,269	17,187	19,252
Brokerage income	17,071	15,116	16,532	19,545	17,995
Bank owned life insurance income	13,307	13,817	13,740	15,421	13,442
Capital markets fees	9,194	12,332	12,825	12,229	7,834
Gain on sale of loans	3,570	7,144	5,063	3,348	2,616
Securities gains (losses)	16,970	1,239	98	(409)	(509)
Other income	30,999	35,406	36,951	28,918	37,984

Total noninterest income	248,485	249,891	253,769	251,919	256,618

Personnel costs	249,477	249,554	229,326	263,862	258,895
Outside data processing and other services	51,490	51,071	49,313	49,897	49,265
Net occupancy	33,433	31,984	35,591	27,656	30,114
Equipment	28,750	28,774	28,192	24,947	24,880
Marketing	10,686	13,704	12,270	14,239	10,971
Deposit and other insurance expense	13,718	10,056	11,155	13,461	15,490
Amortization of intangibles	9,291	10,320	10,362	10,362	10,320
Professional services	12,231	11,567	12,487	9,341	7,192
Other expense	51,045	38,979	34,640	32,100	35,666

Total noninterest expense	460,121	446,009	423,336	445,865	442,793

Income before income taxes	201,240	210,200	243,884	206,269	208,403
Provision for income taxes	52,097	52,029	65,047	55,269	55,129

Net income	$149,143	$158,171	$178,837	$151,000	$153,274

Dividends on preferred shares	7,964	7,965	7,967	7,967	7,970

Net income applicable to common shares	$141,179	$150,206	$170,870	$143,033	$145,304

Average common shares—basic	829,659	830,590	830,398	834,730	841,103
Average common shares—diluted	842,677	842,324	841,025	843,840	848,708
Per common share
Net income—basic	$0.17	$0.18	$0.21	$0.17	$0.17
Net income—diluted	0.17	0.18	0.20	0.17	0.17
Cash dividends declared	0.05	0.05	0.05	0.05	0.04
Revenue—fully-taxable equivalent (FTE)
Net interest income	$437,506	$430,649	$424,851	$424,937	$424,170
FTE adjustment	5,885	8,196	6,634	6,587	5,923

Net interest income(2)	443,391	438,845	431,485	431,524	430,093
Noninterest income	248,485	249,891	253,769	251,919	256,618

Total revenue(2)	$691,876	$688,736	$685,254	$683,443	$686,711

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.
(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated

Quarterly Mortgage Banking Income

(Unaudited)

	2014	2013				Percent Changes vs.
(dollar amounts in thousands, except as noted)	First	Fourth	Third	Second	First	4Q13	1Q13
Mortgage banking income
Origination and secondary marketing	$14,497	$14,201	$15,568	$27,917	$27,330	2%	(47)%
Servicing fees	10,939	10,809	10,868	10,898	11,241	1	(3)
Amortization of capitalized servicing	(5,982)	(6,062)	(6,783)	(7,998)	(7,903)	(1)	(24)
Other mortgage banking income	3,535	3,397	3,685	4,470	4,654	4	(24)

Subtotal	22,989	22,345	23,338	35,287	35,322	3	(35)
MSR valuation adjustment(1)	(1,597)	3,458	173	14,127	17,798	(146)	(109)
Net trading gains (losses) related to MSR hedging	1,697	(1,476)	110	(15,755)	(7,872)	(215)	(122)

Total mortgage banking income	$23,089	$24,327	$23,621	$33,659	$45,248	(5)%	(49)%

Mortgage originations (in millions)	$657	$841	$1,176	$1,282	$1,119	(22)%	(41)%
Capitalized mortgage servicing rights(2)	163,279	162,301	158,776	155,522	139,927	1	17
Total mortgages serviced for others (in millions)(2)	15,614	15,239	15,231	15,213	15,367	2	2
MSR % of investor servicing portfolio(2)	1.05%	1.07%	1.04%	1.02%	0.91%	(2)	15

Net impact of MSR hedging
MSR valuation adjustment(1)	$(1,597)	$3,458	$173	$14,127	$17,798	(146)%	(109)%
Net trading gains (losses) related to MSR hedging	1,697	(1,476)	110	(15,755)	(7,872)	(215)	(122)

Net gain (loss) of MSR hedging	$100	$1,982	$283	$(1,628)	$9,926	(95)%	(99)%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)	At period end.

Huntington Bancshares Incorporated

Quarterly Credit Reserves Analysis

(Unaudited)

	2014	2013
(dollar amounts in thousands)	First	Fourth	Third	Second	First
Allowance for loan and lease losses, beginning of period	$647,870	$666,030	$733,076	$746,769	$769,075
Loan and lease losses	(73,011)	(73,684)	(85,252)	(63,238)	(84,142)
Recoveries of loans previously charged off	30,025	27,237	29,510	28,448	32,455

Net loan and lease losses	(42,986)	(46,447)	(55,742)	(34,790)	(51,687)

Provision for loan and lease losses	28,161	28,289	(11,234)	21,354	29,388
Allowance of assets sold or transferred to loans held for sale	(1,127)	(2)	(70)	(257)	(7)

Allowance for loan and lease losses, end of period	$631,918	$647,870	$666,030	$733,076	$746,769

Allowance for unfunded loan commitments and letters of credit, beginning of period	$62,899	$66,857	$44,223	$40,855	$40,651
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(3,531)	(3,958)	22,634	3,368	204

Allowance for unfunded loan commitments and letters of credit, end of period	$59,368	$62,899	$66,857	$44,223	$40,855

Total allowance for credit losses, end of period	$691,286	$710,769	$732,887	$777,299	$787,624

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.42%	1.50%	1.57%	1.76%	1.81%
Nonaccrual loans and leases (NALs)	193	201	200	202	196
Nonperforming assets (NPAs)	174	184	178	185	180
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.56%	1.65%	1.72%	1.86%	1.91%
Nonaccrual loans and leases	211	221	220	214	207
Nonperforming assets	191	202	196	196	190

Huntington Bancshares Incorporated

Quarterly Net Charge-Off Analysis

(Unaudited)

	2014	2013
(dollar amounts in thousands)	First	Fourth	Third	Second	First
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$8,606	$9,826	$1,661	$1,586	$3,317
Commercial real estate:
Construction	918	(88)	6,165	1,079	(798)
Commercial	(1,905)	(2,783)	6,398	1,305	13,575

Commercial real estate	(987)	(2,871)	12,563	2,384	12,777

Total commercial	7,619	6,955	14,224	3,970	16,094

Consumer:
Automobile	4,642	3,759	2,721	1,463	2,594
Home equity	15,687	20,451	27,175	14,654	19,983
Residential mortgage	7,859	7,605	4,789	8,620	6,148
Other consumer	7,179	7,677	6,833	6,083	6,868

Total consumer	35,367	39,492	41,518	30,820	35,593

Total net charge-offs	$42,986	$46,447	$55,742	$34,790	$51,687

Net charge-offs—annualized percentages:
Commercial:
Commercial and industrial	0.20%	0.22%	0.04%	0.04%	0.08%
Commercial real estate:
Construction	0.60	(0.06)	4.36	0.74	(0.53)
Commercial	(0.18)	(0.26)	0.59	0.12	1.16

Commercial real estate	(0.08)	(0.23)	1.02	0.19	0.97

Total commercial	0.14	0.12	0.26	0.07	0.29

Consumer:
Automobile	0.27	0.23	0.18	0.11	0.21
Home equity	0.75	0.98	1.30	0.71	0.95
Residential mortgage	0.58	0.57	0.36	0.66	0.49
Other consumer	7.44	7.98	7.19	5.28	6.67

Total consumer	0.68	0.77	0.83	0.64	0.76

Net charge-offs as a % of average loans	0.40%	0.43%	0.53%	0.34%	0.51%

Huntington Bancshares Incorporated

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	2014	2013
(dollar amounts in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
Nonaccrual loans and leases (NALs):
Commercial and industrial	$57,053	$56,615	$68,034	$80,037	$80,928
Commercial real estate	71,344	73,417	80,295	93,643	110,803
Automobile	6,218	6,303	5,972	7,743	6,770
Residential mortgage	121,681	119,532	116,260	122,040	118,405
Home equity	70,862	66,189	62,545	60,083	63,405

Total nonaccrual loans and leases	327,158	322,056	333,106	363,547	380,312
Other real estate, net:
Residential	30,581	23,447	16,610	17,353	19,538
Commercial	5,110	4,217	12,544	3,713	5,601

Total other real estate, net	35,691	27,664	29,154	21,066	25,139
Other NPAs (1)	2,440	2,440	12,000	12,087	10,045

Total nonperforming assets(4)	$365,289	$352,160	$374,259	$396,699	$415,496

Nonaccrual loans and leases as a % of total loans and leases	0.74%	0.75%	0.78%	0.87%	0.92%
NPA ratio(2)	0.82	0.82	0.88	0.95	1.01
(NPA+90days)/(Loan+OREO)(3)	1.17	1.20	1.29	1.38	1.48

	2014	2013
	First	Fourth	Third	Second	First
Nonperforming assets, beginning of period	$352,160	$374,260	$396,699	$415,495	$445,775
New nonperforming assets(4)	117,804	109,454	139,767	101,840	115,061
Returns to accruing status	(9,333)	(12,367)	(31,293)	(18,915)	(19,537)
Loan and lease losses	(47,596)	(55,750)	(65,823)	(40,546)	(51,019)
OREO (losses) gains	353	535	1,053	1,874	840
Payments	(39,233)	(51,323)	(61,116)	(54,242)	(64,045)
Sales	(8,866)	(12,649)	(5,027)	(8,807)	(11,580)

Nonperforming assets, end of period	$365,289	$352,160	$374,260	$396,699	$415,495

(1)	Other nonperforming assets includes certain impaired investment securities.
(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.
(4)	Includes $76.8 million at March 31, 2014; $75.5 at December 31, 2013; $57.9 at September 30, 2013; $59.6 million at June 30, 2013; $59.9 million at March 31, 2013; related to Chapter 7 bankruptcy loans.

Huntington Bancshares Incorporated

Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans

(Unaudited)

	2014	2013
(dollar amounts in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$11,554	$14,562	$19,217	$24,851	$26,547
Commercial real estate	36,711	39,142	44,026	45,051	56,007
Automobile	4,252	5,055	3,599	3,392	3,531
Residential mortgage (excluding loans guaranteed by the U.S. Government)	29,534	2,469	13,978	5,217	6,187
Home equity	15,494	13,983	13,044	14,245	15,044
Other consumer	867	998	1,102	1,367	1,107

Total, excl. loans guaranteed by the U.S. Government	98,412	76,209	94,966	94,123	108,423
Add: loans guaranteed by U.S. Government	56,484	87,985	81,770	87,135	88,596

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$154,896	$164,194	$176,736	$181,258	$197,019

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.22%	0.18%	0.22%	0.23%	0.26%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.13	0.20	0.20	0.21	0.21
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.35	0.38	0.42	0.43	0.48
Accruing troubled debt restructured loans:
Commercial and industrial	$102,970	$83,857	$85,687	$94,583	$90,642
Commercial real estate	210,876	204,668	204,597	184,372	192,167
Automobile	27,393	30,781	30,981	32,768	34,379
Home equity (1)	202,044	188,266	153,591	135,759	162,087
Residential mortgage	284,194	305,059	300,809	293,933	288,041
Other consumer	1,727	1,041	959	3,383	2,514

Total accruing troubled debt restructured loans	$829,204	$813,672	$776,624	$744,798	$769,830

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$7,197	$7,291	$8,643	$14,541	$14,970
Commercial real estate	27,972	23,981	22,695	26,118	26,588
Automobile	5,676	6,303	5,972	7,743	6,770
Home equity	20,992	20,715	11,434	10,227	11,235
Residential mortgage	84,441	82,879	77,525	80,563	84,317
Other consumer	120	—	—	—	—

Total nonaccruing troubled debt restructured loans	$146,398	$141,169	$126,269	$139,192	$143,880

(1)	The 2013 second quarter includes a $43.1 million reduction of home equity TDRs incorrectly reflected as new TDRs in the 2013 first quarter.

Huntington Bancshares Incorporated

Quarterly Common Stock Summary, Capital, and Other Data

(Unaudited)

Quarterly common stock summary

	2014	2013
(dollar amounts in thousands, except per share amounts)	First	Fourth	Third	Second	First
Common stock price, per share
High(1)	$10.010	$9.730	$8.780	$7.960	$7.550
Low(1)	8.720	8.040	7.900	6.820	6.480
Close	9.970	9.650	8.260	7.870	7.370
Average closing price	9.499	8.982	8.445	7.457	7.073
Dividends, per share
Cash dividends declared per common share	$0.05	$0.05	$0.05	$0.05	$0.04

Common shares outstanding
Average—basic	829,659	830,590	830,398	834,730	841,103
Average—diluted	842,677	842,324	841,025	843,840	848,708
Ending	827,772	830,963	830,145	829,675	838,758
Book value per common share	$6.99	$6.86	$6.70	$6.49	$6.52
Tangible book value per common share(2)	6.31	6.26	6.09	5.87	5.90
Common share repurchases
Number of shares repurchased	14,571	—	1,974	9,996	4,738

	2014	2013
(dollar amounts in millions)	March 31,	December 31,	September 30,	June 30,	March 31,
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$6,176	$6,090	$5,952	$5,774	$5,857
Less: goodwill	(505)	(444)	(444)	$(444)	(444)
Less: other intangible assets	(91)	(93)	(104)	$(114)	(124)
Add: related deferred tax liability(2)	32	33	36	40	43

Total tangible equity	5,612	5,586	5,440	5,256	5,332
Less: preferred equity	(386)	(386)	(386)	(386)	(386)

Total tangible common equity	$5,226	$5,200	$5,054	$4,870	$4,946

Total assets	$61,146	$59,467	$56,639	$56,104	$56,045
Less: goodwill	(505)	(444)	(444)	(444)	(444)
Less: other intangible assets	(91)	(93)	(104)	(114)	(124)
Add: related deferred tax liability(2)	32	33	36	40	43

Total tangible assets	$60,582	$58,963	$56,127	$55,586	$55,520

Tangible equity / tangible asset ratio	9.26%	9.47%	9.69%	9.46%	9.60%
Tangible common equity / tangible asset ratio	8.63	8.82	9.01	8.76	8.91
Tier 1 common risk-based capital ratio:(4)
Tier 1 capital	$6,107	$6,100	$6,018	$5,885	$5,829
Shareholders’ preferred equity	(386)	(386)	(386)	(386)	(386)
Trust preferred securities	(304)	(299)	(299)	(299)	(299)
REIT preferred stock	—	—	(50)	(50)	(50)

Tier 1 common	$5,417	$5,415	$5,283	$5,150	$5,094

Total risk-weighted assets(4)	$50,931	$49,690	$48,687	$48,080	$47,937
Tier 1 common risk-based capital ratio(4)	10.63%	10.90%	10.85%	10.71%	10.62%
Other capital data:
Tier 1 leverage ratio(4)	10.32	10.67	10.85	10.64	10.57
Tier 1 risk-based capital ratio(4)	11.99	12.28	12.36	12.24	12.16
Total risk-based capital ratio(4)	14.19	14.57	14.67	14.57	14.55
Tangible common equity / risk-weighted assets ratio(4)	10.26	10.48	10.40	10.15	10.34
Other data:
Number of employees (Average full-time equivalent)	11,848	11,765	12,080	12,063	11,949
Number of domestic full-service branches(3)	727	711	731	727	717

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.
(2)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.
(3)	Includes RBPCG offices.
(4)	March 31, 2014, figures are estimated and are presented on a basel 1 basis.